Shahram Ghasemian Joins NuScale Power as Chief Legal Officer, Corporate Secretary Ghasemian Brings Extensive Experience from the Energy Industry and Government, including with the U.S. Nuclear Regulatory Commission CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, today announced the appointment of Shahram Ghasemian as Chief Legal Officer and Corporate Secretary, effective June 30, 2025. Ghasemian is an experienced legal executive with a long tenure working across the energy industry and known as a trusted business partner adept at shaping and advancing corporate strategic goals. He joins NuScale from Centrus Energy Corp., where he most recently served as Senior Vice President, General Counsel, Chief Compliance Officer, and Corporate Secretary. Before Centrus, Ghasemian held several leadership positions within the federal government from 2006 to 2020, including the U.S. Department of Energy (DOE), the U.S. Nuclear Regulatory Commission (NRC) and serving as a Senior Legislative Fellow on nuclear policy issues on Capitol Hill. He started his career in the nuclear energy sector in 1997 with Centrus’ predecessor, holding legal positions of increasing responsibility and handling a wide range of issues, including litigation, employment, and compliance matters, as well as complex nuclear fuel sales and related agreements. “I am thrilled to welcome Shahram to NuScale Power,” said John Hopkins, NuScale President and Chief Executive Officer. “His broad expertise in legal, regulatory, compliance, and governance matters within the nuclear sector and the federal government will be a tremendous asset, as we pursue our mission to deliver safe, reliable, and clean energy solutions.” Ghasemian said: “Joining NuScale Power during this pivotal moment for the energy industry is an honor. With NRC-approved designs, NuScale is moving ever closer to deployment. The company’s dedication to innovation and its leadership in providing safe, clean, and reliable energy solutions presents a remarkable opportunity to improve our collective quality of life and promote a sustainable future. I am eager to work alongside the talented team at NuScale to drive this important initiative forward." Ghasemian holds a Juris Doctor, cum laude, from the University of Illinois Chicago School of Law and a Bachelor of Science degree in Civil and Environmental Engineering from the University of Wisconsin. About NuScale Power Shahram Ghasemian, Chief Legal Officer and Corporate Secretary, NuScale Power Corporation

Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans and expectations, including moving ever closer to deployment, improving our collective quality of life, and promoting a sustainable future, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; our expectations regarding obtaining regulatory approvals, and the timing thereof, to deploy our SMRs in the United States and abroad; forecasts regarding end-user adoption rates and demand for our products in the markets that are new and rapidly evolving; limitations on the effectiveness of controls and procedures and our remediation plans related thereto; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; macroeconomic conditions; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward- looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission (the “SEC”), including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Summary of Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent filings with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update the forward- looking statements. Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com Investor Contact Rodney McMahan, Senior Director, Investor Relations, NuScale Power ir@nuscalepower.com